UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2009

Kaiser Aluminum Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52105	943030279
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 350, Foothill Ranch, California		92610
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-614-1740

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 14, 2009, Kaiser Aluminum Corporation (the "Company") announced that its Board of Directors declared a quarterly cash dividend on its common stock of $0.24 per share. The dividend will be payable on May 15, 2009 to stockholders of record as of the close of business on April 27, 2009. The Company also announced that it will host its quarterly conference call on April 30, 2009, to discuss the Company’s first quarter 2009 financial and operating results. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press release dated April 14, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kaiser Aluminum Corporation

April 17, 2009	By:	/s/ John M. Donnan

Name: John M. Donnan
Title: Senior Vice President, Secretary and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated April 14, 2009.